SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 18, 2000



                             PYR Energy Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                       0-20879                  95-4580642
         --------                       -------                  ----------
(State or other jurisdiction       (Commission File            (IRS Employer
     of incorporation)                  Number)             Identification No.)



                1675 Broadway, Suite 1150, Denver, Colorado 80202
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               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (303) 825-3748

Item 5. Other Events.
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     Press Release. The press release of the Registrant dated January 14, 2000, which is filed as an exhibit hereto, is incorporated herein by reference.


Item 7.  Financial Statements And Exhibits.
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         (c) Exhibits.
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                                  Exhibit Index
                                  -------------

Exhibit
Number            Description
------            -----------

99.1              Press release dated January 14, 2000.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 18, 2000                      PYR ENERGY CORPORATION



                                             By:  /s/  Andrew P. Calerich
                                                  ------------------------------
                                                       Andrew P. Calerich
                                                       Chief Financial Officer